SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 26, 2002

                            TOTAL ENTERTAINMENT INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            INDIANA                                               35-1504940
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization                                Identification No.)
                                                                 (Zip Code)

          1411 Peel Street, Suite 500, Montreal, Quebec, Canada H3A 1S5
          -------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (514) 842-6999
                           ---------------------------
                           (Issuer's telephone number)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)